UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Elevance Health, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/elv Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/elv Online Go to www.envisionreports.com/elv or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 0438HE Important Notice Regarding the Availability of Proxy Materials for the Elevance Health Shareholder Meeting to be Held on May 14, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions for participating in the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders, Proxy Statement and 2024 Annual Report on Form 10-K are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2025 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. If you hold Elevance Health Plan or Puerto Rico Retirement Plan Shares, votes submitted must be received by 11:59 p.m., Eastern Time, on May 9, 2025. MMMMMMMMMMMM M M M M M M M M M 0 0 0 0 0 1 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/elv. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Elevance Health” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 4, 2025. Elevance Health’s Annual Meeting of Shareholders will be held on May 14, 2025 at 8:00 a.m. Eastern Time in a virtual format only, via live audio webcast at https://meetnow.global/M7G4Q92. To log in to the audio webcast as a shareholder, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors: 01 - Susan D. DeVore 02 - Bahija Jallal 03 - Ryan M. Schneider 2. Advisory vote to approve the compensation of our named executive officers. 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025. The Board of Directors recommends a vote AGAINST Proposal 4. 4. Shareholder proposal requesting report on the effectiveness of Diversity, Equity and Inclusion efforts. In their discretion, the persons named as proxies are authorized to vote on any other business that may properly come before the 2025 Annual Meeting of Shareholders or any adjournment or postponement thereof. Shareholder Meeting Notice The Annual Meeting of Shareholders will be held in a virtual format only, via live audio webcast. Shareholders who participate in the virtual Annual Meeting of Shareholders may vote, submit questions and view the list of our shareholders of record during the Annual Meeting of Shareholders. Meeting Date and Time: May 14, 2025 at 8:00 a.m. Eastern Time Meeting Access: https://meetnow.global/M7G4Q92 The audio webcast is compatible with all common web browsers and may be viewed on mobile devices. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting of Shareholders to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. To log in to the webcast as a shareholder of record or an associate shareholder, visit the meeting access link, click “Join Meeting Now” and provide your control number from the reverse side of this notice. You will be asked to accept Computershare’s Terms and Conditions. If you do not have internet access and want to listen to the Annual Meeting of Shareholders, please contact Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999 by May 12, 2025, for alternative access instructions. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to vote through the live webcast during the virtual Annual Meeting of Shareholders, please follow the directions above to log in to the webcast as a shareholder.